SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 9, 2003
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                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    000-22817                 65-0813766
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(State or other jurisdiction        (Commission               (IRS Employer
        of incorporation)           File Number)           Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
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               (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code (772) 461-2414
                                                   ---------------




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          (Former name or former address, if changed since last report)

Item 9.   Regulation FD

                  The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

                  On April 9, 2003, Harbor Florida Bancshares, Inc. ("Bancshares") announced its earnings for the second quarter of the 2003 fiscal year. A copy of the press release dated April 9, 2003, describing second quarter earnings is attached as Exhibit 99.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        April 9, 2003                      HARBOR FLORIDA BANCSHARES,
                                                 INC., Registrant


                                                 By:
                                                 ------------------------------
                                                               /s/
                                                 Name:  H. Michael Callahan
                                                 Title:  Senior Vice President
                                                 and Chief Financial Officer


Exhibit No.                Description
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99                         Press release dated April 9, 2003